Deposits	12 Months Ended
Dec. 31, 2022
Statistical Disclosure for Banks [Abstract]
Deposits

8. Deposits

	December 31, 2022	December 31, 2021
	US$	US$
Deposits for land use right	-	17,261,400
Deposits for buildings	-	13,338,355
Total	-	30,599,755

On October 22, 2018, the Company signed a land use right agreement with the government of Touqiao Town, Yangzhou City and paid RMB 50 million ($7.85 million) and RMB 60 million ($9.42 million), respectively, in 2018 and 2019 according to the agreement. This contract is terminated and the payment is to be recovered. The balance was reclassified to prepayments and other current assets. (see Note 3)

On April 20, 2020, the Company signed a factory building purchase agreement with Jiangsu Qionghua Group Co., Ltd. and paid deposit of RMB 85 million ($13.34 million). This contract is terminated and the payment is to be recovered. The balance was reclassified to prepayments and other noncurrent assets. (see Note 3)

During the IPO, the Company entered into a series of agreements with Tai He International Group Limited (“Tai He”), a Hong Kong investment company. Pursuant to the agreements, Tai He agreed to invest a minimum of $35 million in the IPO subject to the Company making a $7.0 million refundable deposit and advancing a $3.0 million service fee for investor relations and other services payable to Tai He. The Company paid approximately $4.8 million to Tai He in 2022. The Company’s affiliates and individual shareholders paid the rest of the agreed amount. Later the Company learned that Tai He did not invest in the IPO or provide any service to the Company. The Company is now proactively working to terminate the Tai He Agreements and recover the amount paid to Tai He by the Company. Due to the uncertainty of collection, the Company has written off the approximately $4.8 million deposit and fully expensed the $2.3 million service fee paid by the Company to Tai He in the year ended December 31, 2022.